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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                           THE SECURITIES ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 11, 1998

                      INTERNATIONAL TECHNOLOGY CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
         Delaware                                      1-9037                             33-0001212
      (STATE OR OTHER                         (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
JURISDICTION OF INCORPORATION)
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        2790 Mosside Boulevard
       Monroeville, Pennsylvania                                 15146-2792
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (412) 372-7701


                                     None
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On June 11, 1998, International Technology Corporation ("ITC") announced that its wholly owned subsidiary, IT-Ohio, Inc., an Ohio corporation ("IT-Ohio"), was merged (the "Merger") into OHM Corporation, an Ohio corporation ("OHM"), pursuant to the previously announced Agreement and Plan of Merger (the "Merger Agreement"), dated as of January 15, 1998, among OHM, IT-Ohio and ITC. The Merger was the second and final step in the acquisition of OHM by ITC. ITC, through IT-Ohio, acquired approximately 54% of the outstanding OHM Common Stock on February 25, 1998, when its cash tender offer for shares of OHM Common Stock was completed.

     In the Merger, each outstanding share of OHM Common Stock (other than shares owned by OHM or by its subsidiaries, shares owned by ITC, IT-Ohio or any of their subsidiaries or shares held by shareholders of OHM who exercised certain rights under the Ohio General Corporation Law to dissent and demand appraisal of, and to receive payment in cash of the fair value of, their shares of OHM Common Stock) was converted into the right to receive 1.081 shares of ITC Common Stock and $2.58 in cash (approximately 12.9 million shares of ITC Common Stock and $30.8 million in cash in the aggregate). As a result of the Merger, former OHM shareholders will hold in the aggregate approximately 57% of the outstanding ITC Common Stock and 45% of the total voting power of ITC.

     Concurrent with the Merger, ITC entered into an amended and restated credit facility with Citicorp USA, Inc. ("Citicorp" and, in its capacity as administrative agent, the "Administrative Agent"), BankBoston, N.A. ("BankBoston" and, in its capacity as documentation agent, the "Documentation Agent"), Royal Bank of Canada and Credit Lyonnais New York Branch (as co-agents together with the Administrative Agent and the Documentation Agent, the "Agents") and the lenders named therein. The restated facility consists of a $228 million eight year term loan and a $150 million six year revolving credit facility. Proceeds of the loans made under the restated facility were used to refinance the tender offer credit facilities and OHM's existing revolving line of credit and will also be available for working capital purposes.

     OHM (and its predecessors) is one of the largest providers of technology-based, on-site hazardous waste remediation services in the United States. OHM has been in the environmental services business since 1969. OHM has successfully completed approximately 31,000 projects involving contaminated groundwater, soil and facilities. OHM provides a wide range of environmental services, primarily to government agencies and to large chemical, petroleum, transportation and industrial companies. OHM has worked for the United States Environmental Protection Agency, the Department of Defense (including the U.S.
Navy), the Department of Energy, a number of state and local governments and a majority of the Fortune 100 industrial and service companies. In addition to its technology-based, on-site remediation services, OHM also offers a broad range of other services, including site assessment, engineering, remedial design and analytical testing. Service is provided through 30 regional offices, one fixed laboratory at

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its headquarters facility in Findlay, Ohio, eight mobile laboratories and approximately 2,800 pieces of mobile treatment and related field equipment.

     A copy of ITC's press release dated June 11, 1998 announcing the consummation of the Merger is filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.
          -------------------------------------------

          Financial Statements of OHM Corporation:

            *(i)   Consolidated Balance Sheets, as of December 31, 1997 and
                   1996.

            *(ii) Consolidated Statements of Operations for the years ended December 31, 1997, 1996 and 1995.

            *(iii) Consolidated Statements of Cash Flows for the years ended
                   December 31, 1997, 1996 and 1995.

            **(iv) Condensed Consolidated Balance Sheets as of March 31, 1998
                   (Unaudited) and December 31, 1997.

            **(v) Condensed Consolidated Statements of Operations (Unaudited) for the Three Months Ended March 31, 1998 and 1997.

            **(vi) Condensed Consolidated Statements of Cash Flows (Unaudited)
                   for the Three Months Ended March 31, 1998 and 1997.

                   ________________________________
            * Incorporated by reference from OHM Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

            ** Incorporated by reference from OHM Corporation's Quarterly Report on Form 10-Q for the period ended March 31, 1998.

     (b)  Pro Forma Financial Information.
          -------------------------------

     The unaudited pro forma financial statements included on pages 66 through 79 of ITC's Amendment No. 5 to its Registration Statement on Form S-4 (File No. 333-46183) are incorporated herein by reference and are filed as Exhibit 99.3 hereto.

     (c)  Exhibits.
          --------

            99.1 Amended and Restated Credit Agreement, dated as of June 11, 1998, among ITC, IT Corporation, OHM, the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks, Citicorp USA, Inc., in its

                                       3
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                capacity as administrative agent, and BankBoston, M.A., in its capacity as documentation agent.

          99.2 Press release dated June 11, 1998 announcing the consummation of the Merger.

          99.3  Unaudited Pro Forma Consolidated Financial Statements of ITC.

          99.4 Consent of Ernst & Young LLP, independent auditors for OHM Corporation.

ITEM 8.  CHANGE IN FISCAL YEAR.

     On June 9, 1998, the Board of Directors of ITC approved a change in ITC's fiscal year end from the last Friday in March of each year to the last Friday of December of each year. The report covering the transition period will be ITC's Annual Report on Form 10-K for the fiscal year ending December 25, 1998.

                                       4
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                           INTERNATIONAL TECHNOLOGY
                           CORPORATION


Date: June 18, 1998        By: /s/ Harry J. Soose
                              ________________________________________
                              Harry J. Soose
                              Vice President, Finance/Controller

                                       5
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                                 EXHIBIT INDEX

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Exhibit No.                           Description
-----------                           -----------
   99.1 Amended and Restated Credit Agreement, dated as of June 11, 1998, among ITC, IT Corporation, OHM, the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks, Citicorp USA, Inc., in its capacity as administrative agent, and BankBoston, M.A., in its capacity as documentation agent.
   99.2 Press release dated June 11, 1998 announcing the consummation of the Merger.
   99.3        Unaudited Pro Forma Consolidated Financial Statements of ITC.
   99.4        Consent of Ernst & Young LLP, independent auditors for OHM
               Corporation.
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